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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT


         Pursuant to Section 13 or 15(d) of The Securities Act of 1934


Date of Report (Date of earliest event reported)                 June 30, 1995


                        ALPHA TECHNOLOGIES GROUP, INC.
            (Exact name of registrant as specified in its charter)


     Delaware                     0-14365                    76-0079338
(State or other                 (Commission               (I.R.S. Employer
jurisdiction of                 File Number)             Identification No.)
 incorporation)

       333 Cypress Run, Suite 360            Houston, TX 77094
 Address of principal executive offices         (Zip Code)


Registrant's telephone number, including area code                713-647-9941


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Item 2.  Acquisition or Disposition of Assets.

    (a) On June 30, 1995, Wakefield Engineering, Inc. ("Wakefield"), a wholly-owned subsidiary of the Registrant, through its newly formed wholly-owned subsidiary, Specialty Acquisition Corp. ("Specialty Acquisition"), acquired substantially all of the assets and business of Specialty Extrusion, LTD. ("Specialty Extrusion") and assumed certain liabilities. The assets acquired include substantially all of the operating assets of Specialty Extrusion including accounts receivable, inventory, manufacturing equipment and the trade name "Specialty". In addition, Specialty Acquisition acquired the aluminum extrusion press used in the business which was owned personally by the shareholders of Specialty Extrusion, Walter Hastie and William Esparza. Specialty Extrusion is a California corporation which manufactures aluminum extrusions and related products.

         The consideration paid for the assets and business was $2,000,000, determined by arms length negotiation, which is subject to certain post-closing adjustments related to the Net Working Capital of Specialty Extrusion as of June 30, 1995. The funds for the acquisition were provided by the Registrant's current assets.

    (b) The business in which the acquired assets were used was the manufacture of aluminum extrusions and related products, and the Registrant intends to use the acquired assets for such purpose. Specialty Acquisition will operate as a wholly-owned subsidiary of Wakefield.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Financial statements of the business acquired.

         The required financial statements will be filed as an amendment to this Form 8-K as soon as possible.

    (b)  Pro forma financial statements.

         Such information will be filed as an amendment to this Form 8-K with the required financial statements referred to above.



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                                    EXHIBIT

1. Asset Purchase Agreement dated as of June 30, 1995, among Specialty Extrusion, LTD., Walter Hastie and William Esparza, on the one hand, and Specialty Acquisition Corp. and Wakefield Engineering, Inc., on the other. (The exhibits and schedules to the Asset Purchase Agreement are listed on pages v and vi in such Agreement. Such exhibits and schedules have not been filed by the Registrant, who hereby undertakes to file such exhibits and schedules upon request of the Commission.)



                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Alpha Technologies Group, Inc.


Date: July 14, 1995                       By: /s/  Johnny J. Blanchard
                                              ---------------------------------
                                              Johnny J. Blanchard
                                              Chief Financial Officer
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                               INDEX TO EXHIBIT

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
                                                                SEQUENTIALLY
EXHIBIT                                                             NUMBERED
NUMBER            DESCRIPTION OF EXHIBIT                                PAGE

1                 Asset Purchase Agreement dated as of
                  June 30, 1995, among Specialty Extrusion,
                  LTD., Walter Hastie and William Esparza, on the one hand, and Specialty Acquisition Corp. and Wakefield Engineering, Inc., on the other. (The exhibits and schedules to the Asset Purchase Agreement are listed on pages v and vi in such Agreement. Such exhibits and schedules have not been filed by the Registrant, who hereby undertakes to file such exhibits and schedules upon request of the Commission.)
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